UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016 (July 26, 2016)

ALPHA NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,

Bristol, VA 24209

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on August 3, 2015, Alpha Natural Resources, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) on August 3, 2015 (the “Petition Date”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The cases are captioned as In re Alpha Natural Resources, Inc., et al., Case No. 15-33896 (Bankr. E.D. Va.). (the “Chapter 11 Cases”).

On March 7, 2016, the Debtors filed with the Bankruptcy Court (1) a proposed plan of reorganization (as amended, modified and supplemented, the “Plan”) for the resolution of certain claims pursuant to section 1121(a) of the Bankruptcy Code and (2) a related proposed disclosure statement (as amended, modified and supplemented, the “Disclosure Statement”). On May 26, 2016, the Bankruptcy Court entered an order approving the Disclosure Statement. A copy of the approved Disclosure Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

As described in the Disclosure Statement, the Plan contemplates that the reorganization of the Debtors will include two major components. First, in light of the unprecedented market challenges in the coal industry, the Debtors will sell certain self-sustaining assets (the “Reserve Price Assets”) to a newly formed entity, Contura Energy, Inc. (the “Purchaser”), pursuant to the stalking horse credit bid (the “Stalking Horse Bid”) of the Debtors’ senior secured lenders (the “First Lien Lenders”). Second, the Debtors will reorganize as new entities (collectively, the “Reorganized Debtors”) that operate eighteen mines and eight preparation plants. In addition to operating these facilities, a significant focus of the Reorganized Debtors will be fulfilling certain reclamation, mitigation and water treatment obligations relating to their retained assets.

The Plan incorporates a number of settlements with key creditor constituencies that resolve significant disputes and provide for the successful restructuring of the Debtors by, among other things, (1) resolving certain valuation and intercreditor issues critical to the sale of the Reserve Price Assets, (2) providing for certain funding for reclamation, mitigation and water treatment obligations and exit funding for the Reorganized Debtors, (3) providing for certain recoveries for unsecured creditor classes and (4) establishing procedures to govern the administration of certain claims and the management of the Reorganized Debtors after the effective date of the Plan (the “Effective Date”). Such settlements include, among others, (1) the Global Settlement, (2) the First Lien Lender Settlement (which incorporates the Diminution Claim Allowance Settlement and the Unencumbered Assets Settlement that were conditionally approved by the Bankruptcy Court by an order entered on May 17, 2016), (3) the Second Lien Noteholder Settlement, (4) the Resolution of Reclamation Obligations, (5) the Retiree Committee Settlement, (6) the Environmental Groups Settlement and (7) the settlement embodied in the UMWA Funds Settlement Term Sheet.

The Bankruptcy Court confirmed the Plan and approved the sale of the Reserve Price Assets (the “NewCo Asset Sale”) on July 7, 2016. The Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”) on July 12, 2016. The Confirmation Order includes: (1) as Appendix I thereto, a copy of the Plan in the form distributed for solicitation on May 27, 2016; (2) as Appendix II thereto, a blackline document showing modifications to the solicitation version of the Plan; and (3) as Appendix III thereto, a notice of confirmation of the Plan and its effective date. The Confirmation Order is filed as Exhibit 2.1 to this Current Report on Form 8 K, Appendix I to the Confirmation Order is filed as Exhibit 2.2 to this Current Report on Form 8 K, Appendix II is filed as Exhibit 2.3 to this Current Report on Form 8 K and Appendix III is filed as Exhibit 2.4 to this Current Report on Form 8 K.

As of July 26, 2016, all conditions to the occurrence of the effective date set forth in the Plan and the Confirmation Order were satisfied or waived in accordance therewith and the effective date (the “Effective Date”) of the Plan occurred. On the same date, the Company filed a Notice of Effective Date of the Plan (the “Notice of Effectiveness”) with the Bankruptcy Court. A copy of the Notice of Effectiveness is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 2.01.	Completion of Disposition of Assets.

Summary of the NewCo Asset Sale

The following is a summary of the material terms of the NewCo Asset Sale. This summary is qualified in its entirety by reference to the Stalking Horse APA and the Confirmation Order. To the extent that there is a conflict between this summary and the Stalking Horse APA or the Confirmation Order, the Stalking Horse APA or the Confirmation Order, as applicable, shall govern. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Stalking Horse APA, which is filed as Exhibit 2.5 to this Current Report on Form 8-K.

On March 11, 2016, the Bankruptcy Court entered an order establishing certain bid and auction procedures for the sale of the Reserve Price Assets and approving the Stalking Horse Bid as the lead bid with respect to the NewCo Asset Sale. The Stalking Horse Bid did not include any bid protections (such as break up fees or expense reimbursement) and therefore merely set a floor to begin bidding at no cost to the Debtors’ estates. Despite an extensive marketing and sale process, however, the Board of Directors of the Company did not qualify any competing bids for the Reserve Price Assets (other than with respect to the PLR Assets, as defined below) because all of the alternative proposals that the Debtors received, as applicable: (1) provided no additional value to the Debtors’ estates; (2) were not economically viable, in the Debtors’ business judgment; (3) contained speculative financing or other contingencies; and/or (4) represented a material increase in risk related to completing the Debtors’ restructuring. Therefore, on May 13, 2016, the Debtors filed a notice designating the Stalking Horse Bid as the successful bid for the Reserve Price Assets.

Pursuant to the Stalking Horse APA, the Debtors will transfer or assign to the Purchaser, an entity formed by the First Lien Lenders: (1) all assets (including, but not limited to, all mineral rights, fixed and mobile equipment and logistics assets) used or held for use primarily in connection with (a) the Alpha Coal West mine complexes in Wyoming, (b) the McClure and Toms Creek mine complexes in Virginia and (c) the Nicholas mine complex in West Virginia; (2) all coal operations and substantially all reserves located in Pennsylvania, including the Cumberland mine complex, the Emerald mine complex, the Freeport reserves, the Sewickley reserves and all assets used or held for use primarily in connection therewith, including all logistics related assets; (3) the Debtors’ interest in Dominion Terminal Associates, a coal export terminal in Newport News, Virginia in which the Debtors own a 41% interest; (4) certain other designated assets, including certain working capital; and (5) certain unexpired leases and executory contracts.

The Bankruptcy Court approved the NewCo Asset Sale on July 12, 2016, and the NewCo Asset Sale closed on the Effective Date of the Plan.

The PLR Assets

Certain natural gas assets (collectively, the “PLR Assets”) in southwestern Pennsylvania owned by Debtor Pennsylvania Land Resources, LLC were initially included in the Reserve Price Assets but, upon acceptance of a separate $200 million stalking horse bid for such assets, were removed from the Reserve Price Assets. Upon removal of the PLR Assets from the Reserve Price Assets, the Purchaser’s Stalking Horse Bid for the remaining Reserve Price Assets was reduced by $175 million. The Bankruptcy Court approved the separate stalking horse bid for the PLR Assets, including certain bid protections, in an order entered on April 26, 2016. The PLR Assets were sold at an auction held on May 16, 2016 to Vantage Energy Appalachia II, LLC for $339.5 million in cash (the “PLR Asset Sale”). The PLR Asset Sale and the assignment of certain contracts pursuant to such sale were approved by an order of the Bankruptcy Court entered on May 26, 2016 (the “PLR Asset Sale Order”), and the PLR Asset Sale closed on June 2, 2016.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Plan and the Confirmation Order, all equity interests in the Company (including outstanding shares of preferred stock, common stock, options, warrants or contractual or other rights to acquire any equity interests in the Company) were cancelled on the Effective Date of the Plan and are not entitled to receive any distributions on account of such equity interests.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Order Confirming Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, As Modified (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on July 18, 2016)

2.2	Appendix I to Confirmation Order: Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on July 18, 2016)

2.3	Appendix II to the Confirmation Order: First Modifications to the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession (Incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on July 18, 2016)

2.4	Appendix III to the Confirmation Order: Second Amended Joint Plan Of Reorganization of Debtors and Debtors In Possession and Occurrence of the Effective Date of the Plan (Incorporated by reference to Exhibit 2.4 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on July 18, 2016)

2.5*	Asset Purchase Agreement, dated as of July 26, 2016, by and among Contura Energy, Inc., Alpha Natural Resources, Inc., certain subsidiaries of Alpha Natural Resources, Inc., Alpha Natural Resources, Inc. as sellers’ representative, and ANR, Inc.

99.1	Second Amended Disclosure Statement (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on July 18, 2016)

99.2	Notice of Effectiveness

* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

Date: July 27, 2016	By:	/s/ Andrew McCallister
		Name:	Andrew McCallister
		Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Order Confirming Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, As Modified (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on July 18, 2016)

2.2	Appendix I to Confirmation Order: Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on July 18, 2016)

2.3	Appendix II to the Confirmation Order: First Modifications to the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession (Incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on July 18, 2016)

2.4	Appendix III to the Confirmation Order: Second Amended Joint Plan Of Reorganization of Debtors and Debtors In Possession and Occurrence of the Effective Date of the Plan (Incorporated by reference to Exhibit 2.4 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on July 18, 2016)

2.5*	Asset Purchase Agreement, dated as of July 26, 2016, by and among Contura Energy, Inc., Alpha Natural Resources, Inc., certain subsidiaries of Alpha Natural Resources, Inc., Alpha Natural Resources, Inc. as sellers’ representative, and ANR, Inc.

99.1	Second Amended Disclosure Statement (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 001-32331) filed on July 18, 2016)

99.2	Notice of Effectiveness

* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits upon request.